Exhibit 10.1

EXECUTION VERSION

NINTH AMENDMENT TO WAREHOUSING

CREDIT AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of April 30, 2015, by and between WALKER & DUNLOP, LLC (the “Borrower”), BANK OF AMERICA, N.A., as credit agent (in such capacity, the “Credit Agent”), and as the sole lender as of the date hereof under the Loan Agreement (as hereafter defined) (in such capacity, the “Lender”).

R E C I T A L S

The Borrower, the Credit Agent, and the Lender are parties to, among other documents, instruments, and agreements, that certain Warehousing Credit and Security Agreement dated as of September 4, 2012 (as amended, supplemented, or otherwise modified to the date hereof, the “Loan Agreement”). Capitalized terms used in this Amendment without definition have the meanings specified therefor in the Loan Agreement.

The Borrower, the Credit Agent and the Lender desire to further amend the Loan Agreement on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Effective on the Effective Date (as hereafter defined), the Loan Agreement is hereby amended as follows:

(a) Section 7.2(e) is hereby deleted in its entirety and replaced with the following:

“7.2(e) As soon as available and in any event within sixty (60) days after the end of each Calendar Quarter, a report as of the end of such Calendar Quarter detailing all requests that Borrower repurchase Mortgage Loans and the status of each such request and any indemnification or similar agreement to which Borrower is a party in connection with any such request.”

(b) Section 7.14 is hereby deleted in its entirety and replaced with the following:

“7.14 Operating Accounts.

At all times from and after the Minimum Deposits Change Date, Borrower shall comply with the requirements of the Minimum Deposits Agreement. Borrower shall at all times comply with the terms and conditions of the Deposit Yield Agreement.”

(c) The following subparagraphs of Section 9.2 are hereby deleted in their entirety and replaced with the following:

(i) “9.2(e) Each Pledged Loan is directly, or, in the case of a Freddie Mac Direct Purchase Mortgage Loan, indirectly, secured by a Mortgage on real property and improvements located in one of the states of the United States or the District of Columbia.”

(ii) “9.2(i) Each First Mortgage Loan is secured directly, or, in the case of a Freddie Mac Direct Purchase Mortgage Loan, indirectly, by a First Mortgage on the real property and improvements described in or covered by that Mortgage.”

(d) Section 9.3(g) is hereby deleted in its entirety and replaced with the following:

“9.3(g) Other than with respect to Fannie Mae DUS Mortgage Loans and FHA Modified Mortgage Loans, prior to the origination by Borrower of any Mortgage Loans for sale to a Federal Agency, Borrower shall have entered into an agreement, for the benefit of the Credit Agent, with the Investor under the applicable Purchase Commitment, pursuant to which such Investor agrees to send all cash proceeds of Mortgage Loans sold by Borrower to such Investor to the Cash Collateral Account. With respect to FHA Modified Mortgage Loans, prior to the funding of any Warehousing Advance to be used by Borrower for liquidating the existing Ginnie Mae Mortgage-backed Security and obtaining the release of the related existing FHA Mortgage Loan to be modified, Borrower shall have entered into an agreement, for the benefit of the Credit Agent, with the Investor under the applicable Purchase Commitment, pursuant to which such Investor agrees to send all cash proceeds of the new Ginnie Mae Mortgage-backed Security sold by Borrower to such Investor to the applicable Cash Collateral Account on a delivery-versus-payment basis.”

(e) Section 9.8 is hereby amended by adding the following Section 9.8(c):

“9.8(c) Borrower is approved, qualified and in good standing as a Freddie Mac Program Plus seller/servicer of Mortgage Loans and permitted to originate Freddie Mac Direct Purchase Mortgage Loans.”

(f) Section 13.1 is hereby amended by deleting the following definitions in their entirety and replacing them with the following:

“Mortgage Loan” means any loan evidenced by a Mortgage Note and secured directly, or, in the case of a Freddie Mac Direct Purchase Mortgage Loan, indirectly, by a Mortgage and, if applicable, a Security Agreement.

“Mortgage Note” means a promissory note secured directly, or, in the case of a Freddie Mac Direct Purchase Mortgage Loan, indirectly, by one or more Mortgages and, if applicable, one or more Security Agreements, and includes, without limitation, Governmental Notes.

“Operating Account” means a demand deposit account maintained at Credit Agent in Borrower’s name designated by Borrower to Credit Agent for funding Warehousing Advances.

(g) Section 13.1 is hereby amended by adding the following definitions in the proper alphabetical order:

“FHA Modified Mortgage Loan” has the meaning set forth on Exhibit C.

“Freddie Mac Direct Purchase Mortgage Loan” has the meaning set forth on Exhibit C.

“Freddie Mac TELP” means Freddie Mac’s Direct Purchase of Tax-Exempt Loans program.

“Funding Loan” means, in connection with a Freddie Mac Direct Purchase Mortgage Loan, the loan made by Borrower to a Governmental Lender pursuant to the terms of a Funding Loan Agreement which is covered by a Purchase Commitment from Freddie Mac.

“Funding Loan Agreement” means, in connection with a Freddie Mac Direct Purchase Mortgage Loan, the applicable funding loan agreement among Borrower, the applicable Governmental Lender, and the fiscal agent appointed by the Governmental Lender.

“Governmental Lender” means the state or municipal tax-exempt bond issuer which, under a Freddie Mac Direct Purchase Mortgage Loan, is the borrower of the Funding Loan and the lender of the Project Loan.

“Governmental Note” means, in connection with a Freddie Mac Direct Purchase Mortgage Loan, the note from the applicable Governmental Lender payable to Borrower, evidencing the Funding Loan.

“Minimum Deposits Agreement” means that certain letter agreement dated as of the Minimum Deposits Change Date between Borrower and Bank of America.

“Minimum Deposits Change Date” means April 30, 2015.

“Project Loan” means, in connection with a Freddie Mac Direct Purchase Mortgage Loan, the Mortgage Loan made by the applicable

Governmental Lender, using the proceeds of the applicable Funding Loan, to a developer to finance the acquisition or rehabilitation of an affordable Multifamily Property.

“Warehousing Advance Date” means the date on which Lenders make a Warehousing Advance.

(h) Exhibit A to the Loan Agreement is hereby deleted and replaced with Exhibit A attached hereto.

(i) Exhibit B FHA - Modified Mortgage Loans attached hereto is hereby added to the Loan Agreement.

(j) Exhibit B Freddie - Mac Direct Purchase Mortgage Loans attached hereto is hereby added to the Loan Agreement.

(k) Exhibit B – FNMA/DUS is hereby amended by deleting the following text where it appears therein:

“In the event that the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the Business Day following the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.”

and replacing it with the following:

“Borrower must wire transfer the proceeds of the Warehousing Advance to the title company’s or settlement attorney’s escrow account, as provided above, on the Warehousing Advance Date. In the event that (a) the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance has not issued or been committed to be issued by 5:00 p.m., eastern time, on the Business Day after the Warehousing Advance Date (the “Outside Closing Date”), or (b) Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur by 5:00 p.m., eastern time, on the Outside Closing Date, then the title company or the settlement attorney must return the Warehousing Advance, immediately and in any event by 12:00 p.m. on the Business Day following the Outside Closing Date, to the account reflected in the Credit Agent’s escrow instructions.”

(l) Exhibit B – FNMA/NT is hereby amended by deleting the following text where it appears therein:

“In the event that the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the Business Day following the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.”

and replacing it with the following:

“Borrower must wire transfer the proceeds of the Warehousing Advance to the title company’s or settlement attorney’s escrow account, as provided above, on the Warehousing Advance Date. In the event that (a) the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance has not issued or been committed to be issued by 5:00 p.m., eastern time, on the Business Day after the Warehousing Advance Date (the “Outside Closing Date”), or (b) Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur by 5:00 p.m., eastern time, on the Outside Closing Date, then the title company or the settlement attorney must return the Warehousing Advance, immediately and in any event by 12:00 p.m. on the Business Day following the Outside Closing Date, to the account reflected in the Credit Agent’s escrow instructions.”

(m) Exhibit B – FHA/GNMA-WD is hereby amended by deleting the following text where it appears therein:

“In the event the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the following Business Day after the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.”

and replacing it with the following:

“Borrower must wire transfer the proceeds of the Warehousing Advance to the title company’s or settlement attorney’s escrow account, as provided above, on the Warehousing Advance Date. In the event that (a) the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance has not issued or been committed to be issued by 5:00 p.m., eastern time, on the Business Day after the Warehousing Advance Date (the “Outside Closing Date”), or (b) Borrower becomes aware of the fact that the closing of the Pledged Loan will not occur by 5:00 p.m., eastern time, on the Outside Closing Date, then the title company or the settlement attorney must return the Warehousing Advance, immediately and in any event by 12:00 p.m. on the Business Day following the Outside Closing Date, to the account reflected in the Credit Agent’s escrow instructions.”

(n) Exhibit B – Freddie Mac Program Plus Loans is hereby amended by deleting the following text where it appears therein:

“In the event that the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance is not issued or committed to be issued, by 3:00 p.m. on the date of the Warehousing Advance, or in the event the Company becomes aware of the fact that the closing of the Pledged Loan will not occur, the title company or the settlement attorney must return the Warehousing Advance immediately and in any event by 12:00 p.m. on the Business Day following the date of the Warehousing Advance to the account reflected in the Credit Agent’s escrow instructions.”

and replacing it with the following:

“The Company must wire transfer the proceeds of the Warehousing Advance to the title company’s or settlement attorney’s escrow account, as provided above, on the Warehousing Advance Date. In the event that (a) the Pledged Loan is not closed, or the related Mortgage is not recorded, or title insurance has not issued or been committed to be issued by 5:00 p.m., eastern time, on the Business Day after the Warehousing Advance Date (the “Outside Closing Date”), or (b) the Company becomes aware of the fact that the closing of the Pledged Loan will not occur by 5:00 p.m., eastern time, on the Outside Closing Date, then the title company or the settlement attorney must return the Warehousing Advance, immediately and in any event by 12:00 p.m. on the Business Day following the Outside Closing Date, to the account reflected in the Credit Agent’s escrow instructions.”

(o) Exhibit C to the Loan Agreement is hereby deleted and replaced with Exhibit C attached hereto.

2. Acknowledgments by Borrower. The Borrower acknowledges, confirms and agrees that:

(a) This Amendment is a Loan Document.

(b) From and after the Effective Date, all references to (i) the Loan Agreement in any Loan Document shall be to the Loan Agreement as amended by this Amendment, and (ii) the Deposit Yield Agreement in any Loan Document shall be to the Replacement DYA, as each of them from time to time hereafter may be amended, supplemented, restated, or otherwise modified.

(c) Except as provided herein, the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect, and the Borrower hereby (x) ratifies, confirms and reaffirms all and singular of the terms and conditions of the Loan Agreement and the other Loan Documents, and (y) represents and warrants that:

(i) No Default or Event of Default exists as of the date the Borrower executes this Amendment, nor will a Default or Event of Default exist as of the Effective Date.

(ii) The representations and warranties made by the Borrower in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof, and will be true and correct as of the Effective Date, except as to (A) matters which speak to a specific date, and (B) changes in the ordinary course to the extent permitted and contemplated by the Loan Agreement.

(iii) The Borrower has the power and authority and legal right to execute, deliver and perform this Amendment, the Replacement DYA (as hereafter defined), the Minimum Deposits Agreement, and any other documents to be executed and delivered by the Borrower in connection with this Amendment (this Amendment, the Replacement DYA, the Minimum Deposits Agreement and such other documents, collectively, the “Amendment Documents”), has taken all necessary action to authorize the execution, delivery, and performance of the Amendment Documents, and the person executing and delivering the Amendment Documents on behalf of the Borrower is, or, as applicable, will be, duly authorized to do so.

(iv) This Amendment has been, and all other Amendment Documents will be, duly executed and delivered by the Borrower, and constitutes or will constitute upon their respective execution and delivery, the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(d) The Borrower shall promptly pay upon receipt of an invoice or statement therefor the reasonable attorneys’ fees and expenses and disbursements incurred by the Credit Agent and the Lender in connection with the Amendment Document and any prior matters involving the Loan.

(e) The Borrower does not have any offsets, defenses, claims, counterclaims or causes of action of any kind or nature against the Credit Agent or any Lender with respect to any of its liabilities and obligations to the Credit Agent or any Lender, and, in any event, the Borrower specifically waives, releases, and forever relinquishes all claims, demands, obligations, liabilities, and causes of action of whatever kind or nature, whether known or unknown, at law or in equity, which it has or may have, from the beginning of the world to both the date hereof and the Effective Date, against the Credit Agent, or any Lender or their respective current or former Affiliates, officers, directors, employees, agents, attorneys, independent contractors, and predecessors, together with their successors and assigns, directly or indirectly arising out of or based upon any matter related to the Loan, the Obligations, the Loan Agreement, any other Loan Documents, or the administration thereof.

3. Conditions Precedent. This Amendment shall be effective upon the satisfaction by the Borrower of, or written waiver by the Credit Agent and the Lender of, the following conditions, and any other conditions set forth in this Amendment, by no later than 4:00 p.m. (Boston time) on the date of this Amendment, as such time and date may be extended in writing by the Credit Agent, in its sole discretion (with the date, if at all, by which such conditions have been satisfied or waived being referred to herein as, the “Effective Date”), failing which this Amendment and all related documents shall be null and void at the option of the Credit Agent:

(a) Delivery by the Borrower to the Credit Agent of the following:

(i) This Amendment, duly executed by the Borrower, the Credit Agent and each Lender.

(ii) The Minimum Deposits Agreement, duly executed by the Borrower and Bank of America.

(iii) An amendment and restatement of the Deposit Yield Agreement, to be in form and substance satisfactory to Bank of America and the Borrower, duly executed and delivered by Bank of America and the Borrower, and acknowledged by WD Capital (the “Replacement DYA”).

(iv) Such certificates of resolutions or other actions, incumbency certificates and/or other certificates of an authorized officer of the Borrower as the Credit Agent may require evidencing (A) the authority of the Borrower to enter into the Amendment Documents, and (B) the identity, authority and capacity of each officer of the Borrower authorized to act on its behalf in connection with the Amendment Documents.

(v) Such other documents as the Credit Agent or any Lender reasonably may require, duly executed and delivered.

(b) No Default or Event of Default shall have occurred and be continuing, or will be caused by or result from the Borrower’s execution and delivery of this Amendment or any other Amendment Document or the performance by the Borrower of its obligations hereunder or thereunder.

(c) The representations and warranties of the Borrower contained in this Amendment or in any other Amendment Document (i) shall have been true and correct in all material respects on the date that such representations and warranties were made (except for those which expressly relate to an earlier date, which shall be true and correct as of such earlier date), and (ii) shall be true and correct in all material respects on the Effective Date as if made on and as of such date (except for those which expressly relate to an earlier date, which shall be true and correct as of such earlier date).

(d) In addition to all other expense payment and reimbursement obligations of the Borrower under the Loan Agreement and other Loan Documents, the Borrower will, promptly following the receipt of an appropriate invoice therefor, pay or reimburse the Credit Agent and the Lender for all of their respective reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses and disbursements) incurred in connection with the preparation of the Amendment Documents and the matters addressed in and contemplated by, this Amendment.

4. Miscellaneous.

(a) This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

(b) This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted electronically (including by fax or e-mail) shall have the same legal effect as originals, but each party nevertheless shall deliver originally signed counterparts of this Amendment to each other party, upon request.

(c) This Amendment, together with the other Amendment Documents, constitutes the complete agreement among the Borrower, the Credit Agent, and the Lender with respect to the subject matter thereof and supersedes all prior agreements and understanding relating to the subject matter of this Amendment, and may not be modified, altered, or amended except in accordance with the Loan Agreement.

(d) Time is of the essence with respect to all aspects of this Amendment.

[Remainder of page intentionally left blank]

Executed as a sealed instrument as of the date first above written.

WALKER & DUNLOP, LLC

By	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President, Chief Financial Officer and Treasurer

BANK OF AMERICA, N.A., as Credit Agent and Lender

By	/s/ David H. Craig
Name:	David H. Craig
Title:	Senior Vice President

[Signature page to Ninth Amendment to Warehousing Credit and Security Agreement]

EXHIBIT A

FORM OF WAREHOUSING ADVANCE REQUEST

Walker & Dunlop, LLC

Warehousing Advance Request

Capitalized terms used in this Warehousing Advance Request without further definition have the meanings set forth in the Mortgage Warehousing Credit and Security Agreement entered into as of September 4, 2012 (as amended and/or restated from time to time, and as any provision thereof may be waived, the “Agreement”) among: (a) Walker & Dunlop, LLC, (the “Borrower”); (b) Bank of America, N.A. and each other Person party thereto from time to time as a lender (collectively, the “Lenders”); and (c) Bank of America, N.A., as agent for itself and the other Lenders (in such capacity, the “Agent”).

The Borrower hereby gives notice pursuant to Section 2.1 of the Agreement of its request to have the following Warehousing Advance made to it on             , 20    [must be no later than 3:00 p.m. at least one Business Day after the date of the Warehousing Advance Request]:

ELIGIBLE LOAN TYPE:	☐ FANNIE MAE DUS MORTGAGE LOAN
☐ Check if As Soon As Pooled funding
☐ SPECIAL FANNIE MAE MORTGAGE LOAN
☐ FIXED FACILITY
☐ FIRST ADVANCE
☐ SUBSEQUENT ADVANCE
☐ VARIABLE FACILITY
☐ FIRST ADVANCE
☐ SUBSEQUENT ADVANCE
☐ OTHER FANNIE MAE MORTGAGE LOAN ☐ FHA PERMANENT MORTGAGE LOAN
☐ FHA CONSTRUCTION MORTGAGE LOAN ☐ FIRST ADVANCE ☐ SUBSEQUENT ADVANCE
☐ FHA MODIFIED MORTGAGE LOAN
☐ FREDDIE MAC PROGRAM PLUS MORTGAGE LOAN
☐ FREDDIE MAC DIRECT PURCHASE MORTGAGE LOAN
STATUS OF ELIGIBLE LOAN:	☐ FIRST MORTGAGE LOAN
☐ SECOND MORTGAGE LOAN [If permitted]

Loan No.:                                                                                     Warehouse Date:

Project Name:                                                                             Contract/Pool No.:

Project State and Zip Code:

Mortgage Note Amount:                                                               Interest Rate:

Mortgage Note Date:

Advance Amount (Approved Warehouse Amount):

Cumulative Endorsement Amount (for FHA Construction Loans):

Exhibit A Page 1

Investor:                                                                                        Expiration Date:

Committed Purchase Price:

Title Company/Closing Agent:

Title Contact Person:                                                                   Phone No.:

Title Contact Person E-Mail Address:

Title Company Address:

Security Rate:                                                     Issue Rate:                                        Maturity Date:

WIRE TRANSFER INFORMATION

Wire Amount:	Date of Wire:
Receiving Bank:	ABA No.:
City & State:
Credit Account Name:	Number:
Advise:	Phone:

The Borrower hereby confirms that it has granted, and hereby reaffirms the grant of, a security interest to the Credit Agent, for itself and for the Lenders, in all of Borrower’s right, title and interest in and to the Mortgage Loan described above and all related Collateral pursuant to Section 4.1 of the Agreement.

The Borrower represents and warrants as follows:

(a) The Warehousing Advance requested hereby complies with all applicable requirements of the Agreement.

(b) Each representation and warranty made in the Agreement is true and correct at and as of the date hereof (except to the extent relating to a specific date) and will be true and correct at and as of the time the Warehousing Advance is made, in each case both with and without giving effect to the Warehousing Advance and the application of the proceeds thereof.

(c) No Default or Event of Default has occurred and is continuing as of the date hereof or would result from the making of the Warehousing Advance or the application of the proceeds thereof if the Warehousing Advance was made on the date hereof, and no Default or Event of Default will have occurred and be continuing at the time the Warehousing Advance is to be made or would result from the making of the Warehousing Advance or from the application of the proceeds thereof.

(d) If the requested Warehousing Advance will be used to fund the origination of an FHA Mortgage Loan for which a Mortgage-backed Security is to be issued, Ginnie Mae has confirmed sufficient additional commitment authority and pool numbers have been identified to permit the consummation of such transactions.

(e) Borrower agrees to cause the Mortgage Notes(s) and the other Collateral Documents required by the Agreement, including the applicable Exhibit B, to be delivered to Credit Agent by no later than when required pursuant to the applicable provisions of the Agreement and the applicable Exhibit B.

IN WITNESS WHEREOF, this Warehousing Advance Request has been duly executed and delivered by an Authorized Representative of the Borrower as of the date first above written.

AUTHORIZED SIGNATURE:

WALKER & DUNLOP, LLC

By:
Name
Title:

Exhibit A Page 2

EXHIBIT B – FHA MODIFIED MORTGAGE LOAN

PROCEDURES FOR DOCUMENTING WAREHOUSING ADVANCES

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FHA MODIFIED MORTGAGE LOANS AND RELATED GINNIE MAE MORTGAGE-

BACKED SECURITIES

Walker & Dunlop, LLC (the “Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to BANK OF AMERICA, N.A., as Credit Agent (the “Credit Agent”), in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Mortgage Warehousing Credit and Security Agreement dated September 4, 2012 among the Borrower, Credit Agent, and the lenders party thereto (as amended, restated, modified, supplemented, renewed or replaced from time to time, the “Agreement”). HUD form numbers used in this Exhibit are for convenience only, and the Borrower must use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

I.	AT LEAST 3 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Borrower providing the following information on the Pledged Mortgage or Pledged Security:

(1)	Mortgagor’s name.

(2)	Project name.

(3)	The Borrower’s case/loan number.

(4)	HUD’s case/loan number.

(5)	Expected Warehousing Advance date.

(6)	Mortgage Note Amount.

(7)	Existing Security Balance/Expected Advance Amount.

(8)	Name and address of the Borrower’s counsel for the Mortgage Loan modification.

(9)	Copies of the following Loan Documents:

(a) Existing Mortgage Note.

(b) Existing Mortgage.

(c) Existing Regulatory Agreement, if requested by Credit Agent.

Exhibit B – FHA Modified Mortgage Loans - Page 1

(d) Existing Security Agreement (if any) if requested by Credit Agent.

(e) Existing recorded UCC-1 Financing Statements, if requested by Credit Agent.

(f) Form HUD-11708 as submitted to Ginnie Mae for the release of the loan documents evidencing the existing FHA Mortgage Loan.

(g) GNMA Liquidation Clarification Letter, or other written confirmation that Ginnie Mae has approved the prepayment.

(h) HUD Preliminary Approval Letter, if applicable.

(i) A copy of the first page of the existing title insurance policy obtained in connection with the closing of the existing Mortgage Loan (with a copy of any title update made or endorsements added in connection with the Mortgage Loan modification), which:

(i) Names as insured the “Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear,” and

(ii) Sets forth an insured amount that is equal to or greater than the aggregate Warehousing Advance amount.

(j) Such other documents as Credit Agent reasonably may require.

(10)	Copies of the following proposed Mortgage Loan modification documents (the “Mortgage Loan Modification Documents”):

(a)	Proposed Allonge to Mortgage Note, as consented to by HUD, and

(b)	Proposed Modification of Mortgage Note, Modification of Mortgage, Regulatory Agreement and Security Agreement, each to the extent applicable, and as approved by HUD.

(11)	Such other information as Credit Agent reasonably may require.

Upon receipt of such letter or email communication, with all of the required information, and in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the Borrower’s counsel, which will include bailee clauses and contact information at the Credit Agent for the delivery of the original Mortgage Note and related Collateral Documents.

Exhibit B – FHA Modified Mortgage Loans - Page 2

II.	AT LEAST 1 BUSINESS DAY PRIOR TO THE REQUESTED WAREHOUSING DATE:

Credit Agent must receive the following:

(1)	An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2)	A letter from Borrower providing the following additional information on the Pledged Loan:

(a)	Note Rate.

(b)	Discount (if any).

(3)	Unexecuted closing settlement statement (executed if available).

(4)	A copy of the HUD Final Approval Letter.

(5)	A copy of the Purchase Commitment for the new Mortgage-backed Security (or the original thereof if requested by Credit Agent).

(6)	A copy of the approval of the applicable Investor (if not Ginnie Mae).

(7)	A copy of the unrecorded, undated and in blank, assignment of the Mortgage.

(8)	A copy of the GNMA Clarification Letter.

(9)	A copy of Credit Agent’s closing instructions letter to the Borrower’s attorney, countersigned by the attorney involved with transaction.

(10)	The original existing Mortgage Note, endorsed in blank without recourse.

(11)	Copies of the executed Mortgage Loan Modification Documents.

No Warehousing Advance will be made by Lenders prior to Credit Agent’s receipt of all Collateral Documents required under Section II or otherwise required under the Agreement. Credit Agent has a reasonable time (1 Business Day under ordinary circumstances) to examine Borrower’s Warehousing Advance Request and the Collateral Documents to be delivered by Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or of the related Purchase Commitment.

Borrower must hold or cause the Borrower’s counsel to hold, in trust and as agent and bailee for Credit Agent, those original Collateral Documents of which only copies are required to be delivered to Credit Agent under this Exhibit. Promptly upon request by Credit Agent or, if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by Borrower or its custodian of those recorded Collateral Documents, Borrower must deliver or cause its custodian to deliver to Credit Agent any or all of the original Collateral Documents.

Exhibit B – FHA Modified Mortgage Loans - Page 3

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by Borrower with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account. Borrower shall wire the proceeds of the Warehousing Advance to the Borrower’s Ginnie Mae P&I Account, for the purpose of liquidating the applicable Ginnie Mae Mortgage-backed Security.

At closing, the Borrower’s counsel must take possession on behalf of, and as agent and bailee for, Credit Agent, pursuant to an escrow letter signed by the Borrower’s counsel, in a form approved by Credit Agent, and countersigned by such Person, of (a) the signed Mortgage Note Modification, with HUD’s signed acknowledgment and acceptance, and (b) a copy of the title insurance policy, commitment or modification endorsement, after which the Borrower’s counsel may release the Mortgage Note and the title insurance policy, commitment or modification endorsed to the Borrower’s counsel pursuant to an escrow letter signed by the Borrower’s counsel, in a form approved by Credit Agent. In the escrow letter, the Borrower’s counsel must (a) acknowledge receipt of the Mortgage Note Modification as agent and bailee for the Credit Agent, and (b) agree to deliver the original Mortgage Note Modification and title insurance policy directly to Credit Agent. Borrower must wire transfer the proceeds of the Warehousing Advance to the Borrower’s Ginnie Mae P&I Account, as provided above, on the Warehousing Advance Date. In the event (i) the Mortgage Loan modification is not closed, or the related Mortgage modification is not recorded, or title insurance is not issued or committed to be issued, by 5:00 p.m., eastern time, on the Business Day after the Warehousing Advance Date (the “Outside Date”), or (ii) the Borrower becomes aware of the fact that the closing of the Mortgage Loan modification will not occur by 5:00 p.m., eastern time, on the Outside Date, the Borrower must return the Warehousing Advance, immediately and in any event by 12:00 p.m. on the Business Day following the Outside Date, to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit Credit Agent and Lenders to fund the Warehousing Advance after the Mortgage Note Modification has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Mortgage Note Modification is received by Credit Agent, are for the convenience of Borrower. Borrower retains all risk of loss or non-delivery of the Mortgage Note Modification, and neither Credit Agent nor any Lender has any liability or responsibility for those risks.

III.	ON THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following prior to funding:

(1)	A copy of the executed closing settlement statement.

(2)	Original unrecorded, undated and in blank, assignment of the Mortgage

Exhibit B – FHA Modified Mortgage Loans - Page 4

(3)	A copy of the fully executed Mortgage Loan Modification Documents, as endorsed for insurance by HUD, with evidence that any Mortgage Loan Modification Documents which are to be recorded have been sent for recording.

(4)	If not previously provided, a copy of, or a copy of the title company’s commitment to issue, the endorsement to the existing title insurance policy reflecting the Mortgage Loan modification with no change in the priority of the Mortgage Loan as modified.

(5)	If applicable, copy of HUD Form 92403.

(6)	Documents that are reasonably requested by the Credit Agent.

(7)	Evidence that the prepayment premium associated with the existing Ginnie Mae security has been deposited by Borrower into the Borrower’s Ginnie Mae P&I Account, if applicable.

IV.	BY THE SECOND BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)	The original of the Warehousing Advance Request, if only a copy was previously provided.

(2)	The originals of the allonge to Mortgage Note and Modification of Mortgage Note.

(3)	If applicable, a copy of executed HUD Form 92403.

(4)	Documents that are reasonably requested by the Credit Agent.

V.	AS SOON AS POSSIBLE AFTER THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN TWO (2) BUSINESS DAYS PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE LOAN MODIFICATION DOCUMENTS:

Credit Agent must receive the following:

(1)	The remainder of the documents required to be shipped by Credit Agent to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

(2)	Documents that are reasonably requested by the Credit Agent.

Exhibit B – FHA Modified Mortgage Loans - Page 5

VI.	AS SOON AS POSSIBLE AFTER THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN TWO (2) BUSINESS DAYS PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE LOAN MODIFICATION DOCUMENTS:

Credit Agent must receive signed shipping instructions for the delivery of the Pledged Mortgage Loan Modification Documents, including the following:

(1)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Credit Agent), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope).

(2)	Name of the project securing the Pledged Loan.

(3)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan.

(4)	Instructions for endorsement of the Mortgage Loan Modification Documents.

(5)	Completed but not signed Release of Security Interest (HUD Form 11711A), to be signed and delivered by Credit Agent.

VII.	AS SOON AS POSSIBLE FOLLOWING CLOSING, BUT NO LATER THAN THREE (3) BUSINESS DAYS PRIOR TO SETTLEMENT DATE FOR A MORTGAGE-BACKED SECURITY, CREDIT AGENT MUST RECEIVE:

(1)	A signed copy of the Schedule of Subscribers (HUD Form HUD-11705), instructing Ginnie Mae to issue the mortgage-backed Security in Borrower’s name, and to deliver the Security to Credit Agent’s custody account at The Bank of New York/Bank of America Trust (ABA # ).

(2)	Completed and signed Securities Delivery Instructions, in the form set forth below in this Exhibit.

Unless otherwise agreed in writing with Borrower, the Credit Agent exclusively will deliver the Mortgage Loan Modification Documents and other original Collateral Documents relating to the Collateral evidencing a Pledged Loan, together with a bailee letter, to an Approved Custodian. Upon instruction by Borrower, the Credit Agent will complete the endorsement of the Mortgage Loan Modification Documents. Credit Agent will deliver the Mortgage Loan Modification Documents and the Release of Security Interest with a Bailee Letter to an Approved Custodian for Ginnie Mae.

Credit Agent will deliver the Mortgage-backed Security to the Investor that issued the Purchase Commitment solely on a delivery versus payment basis. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to Credit Agent.

Cash proceeds of the sale of a Pledged Security will be applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Credit Agent will return any excess proceeds from the sale of a Pledged Loan or a Pledged Security to the Borrower (by transfer to the Borrower’s Operating Account), unless otherwise instructed in writing by the Borrower.

Exhibit B – FHA Modified Mortgage Loans - Page 6

BANK OF AMERICA, N.A.

SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

Custodial Account Number:
Custodial Account Name:	Walker & Dunlop, LLC
Agent’s Master Account:
ABA #:
Telegraphic Abbreviation:	BKofNYC/BOA Trust

Cash Collateral Account:

BOOK-ENTRY DATE:	SETTLEMENT DATE:
ISSUER:
$	SECURITY:
NO. OF CERTIFICATES:	1)
2)
3)
CUSIP NO.:
Pool No. MI No.	Coupon Rate:
Issue Date (MM/DD/YYYY):	Maturity Dated (MM/DD/YYYY):

POOL TYPE (circle one):
Ginnie Mae:	GINNIE MAE I	GINNIE MAE II

Freddie Mac:	FIXED ARM	DISCOUNT NOTE

Fannie Mae:	FIXED ARM	DISCOUNT NOTE DEBENTURES REMIC

DELIVER TO:		( ) Versus Payment
DVP AMOUNT $
DELIVER TO:		( ) Versus Payment
DVP AMOUNT $
DELIVER TO:		( ) Versus Payment
DVP AMOUNT $

CLIENT:

PROJECT:

AUTHORIZED SIGNATURE:

TITLE:

Exhibit B – FHA Modified Mortgage Loans - Page 7

EXHIBIT B-FREDDIE MAC DIRECT PURCHASE MORTGAGE LOANS

PROCEDURES FOR DOCUMENTING WAREHOUSING ADVANCES

PROCEDURES AND DOCUMENTATION FOR WAREHOUSING

FREDDIE MAC DIRECT PURCHASE MORTGAGE LOANS

Walker & Dunlop, LLC (the “Borrower”) must observe the following procedures and documentation requirements in all respects. All documents must be satisfactory to BANK OF AMERICA, N.A., Credit Agent (the “Credit Agent”), in its sole discretion. Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Mortgage Warehousing Credit and Security Agreement, dated September 4, 2012, among the Borrower, Credit Agent, and the lenders party thereto (as amended, restated, modified, supplemented, renewed or replaced from time to time, “Agreement”). Freddie Mac form numbers are used in this Exhibit for convenience only and the Borrower must use the equivalent forms required at the time of delivery of a Pledged Loan or a Security.

I.	AT LEAST 3 BUSINESS DAYS PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive a letter or email from the Borrower, providing the following information on the Pledged Mortgage:

(1)	Governmental Lender’s name.

(2)	Mortgagor’s name.

(3)	Borrower’s case/loan number.

(4)	Governmental Note Amount.

(5)	Mortgage Note Amount.

(6)	Expected Warehousing Advance Date.

(7)	Name and address of Governmental Lender’s counsel.

(8)	Name and address of Borrower’s counsel.

(9)	Name, street address, e-mail address, telephone number and telecopier number of title company and settlement attorney and contact person. Must identify who will be responsible for custody of closing documents and delivery of required items to Credit Agent.

(10)	In the event the Mortgage Loan is a Pre-funded Mortgage Loan, then in the alternative to item (9), above, the original closing date of the Pre-funded Mortgage Loan.

Exhibit B – Freddie Mac Direct Purchase Mortgage Loans - Page 1

Upon receipt of such letter or email, with all the required information, and in form and substance satisfactory to Credit Agent, Credit Agent will issue its escrow instructions letter to the specified title company and/or the settlement attorney and other applicable person identified pursuant to item (9), above, and which will include wiring information, bailee clauses and contact information at the Credit Agent for the delivery of the original Mortgage Note and related Collateral Documents.

II.	AT LEAST 1 BUSINESS DAY PRIOR TO THE REQUESTED WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)	An original or facsimile (with original to be forwarded via overnight delivery) of the Warehousing Advance Request (Exhibit A).

(2)	A letter from Borrower providing the following additional information on the Pledged Loan:

(a)	Note Rate.

(b)	Discount (if any).

(3)	A copy of the closing settlement statement, if available, otherwise must be delivered on Warehousing Advance Date, prior to funding.

(4)	A copy of the executed Purchase Commitment from Freddie Mac (which must conform to requirements of the Agreement).

(5)	Original or facsimile of the Credit Agent’s escrow instructions letter to the title company or settlement attorney, countersigned by an authorized representative of the title company or settlement attorney involved with the transaction. The foregoing conditions shall not be applicable in the event the Warehousing Advance is to be used to reimburse Borrower for any Pre-funded Mortgage Loan.

(6)	An original or copy (with original to be forwarded via overnight delivery) of an Assignment of Funding Loan Documents, in form and content acceptable to Credit Agent, undated and executed by Borrower in blank.

(7)	A bailee agreement executed by Governmental Lender’s or Borrower’s closing counsel, whereby in either case the closing counsel agrees that it will hold the original Governmental Note as bailee for and on behalf of Credit Agent and deliver it to the Credit Agent by recognized overnight delivery within One (1) Business Day after the Warehousing Advance Date.

No Warehousing Advance will be made by the Lenders prior to Credit Agent’s receipt of all documents required under Section II above or otherwise required under the Agreement. Credit Agent has a reasonable time (one (1) Business Day under ordinary circumstances) to examine the Borrower’s Warehousing Advance Request and the related documents to be delivered by the

Exhibit B – Freddie Mac Direct Purchase Mortgage Loans - Page 2

Borrower before funding the requested Warehousing Advance, and may reject any Mortgage Loan that does not meet the requirements of this Exhibit, the Agreement or the related Purchase Commitment.

The Borrower must hold or cause the applicable title company, settlement attorney, or fiscal agent to hold, in trust and as agent and bailee for Credit Agent, those original documents of which only copies are required to be delivered to Credit Agent under this Exhibit. Promptly upon request by Credit Agent or, if the recorded documents have not yet been returned from the recording office, immediately upon receipt by the Borrower or its custodian of those recorded documents, the Borrower must deliver or cause its custodian to deliver to Credit Agent any or all of the originals of such documents.

To fund Warehousing Advances under the Exhibit and the Agreement upon compliance by the Borrower with the terms of the Loan Documents and in accordance with the procedures set forth in the Agreement, and upon funding by the Lenders of their respective Commitment Percentages of the requested Warehousing Advance to the Credit Agent or, at Credit agent’s option, in its sole discretion, as otherwise provided in the Agreement, Credit Agent will advance funds to the Operating Account. The Borrower shall wire the proceeds of the Warehousing Advance to the title company or the settlement attorney, which must be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Borrower or its counsel when authorized by the terms of the escrow instruction letter of Credit Agent.

Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of and as agent and bailee for Credit Agent, of the signed Governmental Note, endorsed by Borrower in blank and without recourse, and the title company has confirmed that it is prepared to issue its title insurance policy with respect to the related Project Loan. Immediately after disbursement, the settlement attorney, closing attorney or title company must send the original of the Governmental Note to the Credit Agent for receipt by the Credit Agent on the following Business Day. Borrower must wire transfer the proceeds of the Warehousing Advance to the title company’s or settlement attorney’s escrow account, as provided above, on the Warehousing Advance Date. In the event that (a) the Funding Loan is not closed, or the related Project Loan is not closed and assigned to the Funding Loan fiscal agent, or the Mortgage securing the Project Loan is not submitted for recording, or title insurance with respect to the Project Loan has not issued or been committed to be issued by 5:00 p.m., eastern time, on the Business Day after the Warehousing Advance Date (the “Outside Closing Date”), or (b) the Borrower becomes aware of the fact that the closing of the Funding Loan or the related Project Loan will not occur by 5:00 p.m., eastern time, on the Outside Closing Date, then the title company or the settlement attorney must return the Warehousing Advance, immediately and in any event by 12:00 p.m. on the Business Day following the Outside Closing Date, to the account reflected in the Credit Agent’s escrow instructions.

The foregoing arrangements, which permit the Credit Agent to fund the Warehousing Advance after the Governmental Note has been delivered to a third person on behalf of, and as agent and bailee for, Credit Agent, and before the Governmental Note is received by Credit Agent, are for the convenience of the Borrower. The Borrower retains all risk of loss or nondelivery of the Governmental Note, and neither Credit Agent nor any Credit Agent has any liability or responsibility for those risks.

Exhibit B – Freddie Mac Direct Purchase Mortgage Loans - Page 3

III.	ON THE WAREHOUSING ADVANCE DATE (OR ON SUCH OTHER DATE INDICATED BELOW):

Credit Agent must receive the following prior to funding:

(1)	The closing settlement statement.

(2)	The original (or if not available, a copy) of the Governmental Note made by the Governmental Lender in favor of Borrower, executed by Governmental Lender, and endorsed by the Borrower in blank and without recourse.

(3)	The original (or if not available, a copy) of the Funding Loan Agreement between Borrower and Governmental Lender.

(4)	A copy of the Mortgage Note made by the Project Loan borrower in favor of the Governmental Lender, executed by the Project Loan borrower.

(5)	A copy of the Continuing Covenant Agreement between the Borrower and the Project Loan Borrower.

(6)	A copy of the first page of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

(a)	Names as insured Governmental Lender and/or Fiscal Agent, and their successors and assigns, as their interests may appear;

(b)	Shows an effective date and time that is as of the date and time of disbursement of the Warehousing Advance from escrow; and

(c)	Sets forth an insured amount that is equal to or greater than the Warehousing Advance amount.

(7)	Documents that are reasonably requested by the Credit Agent.

IV.	AS SOON AS POSSIBLE FOLLOWING THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN 2 BUSINESS DAY AFTER THE WAREHOUSING ADVANCE DATE:

Credit Agent must receive the following:

(1)	If not previously delivered, the original signed Governmental Note, endorsed by Borrower in blank and without recourse.

(2)	If not previously delivered, the original of the Funding Loan Agreement between Borrower and Governmental Lender.

Exhibit B – Freddie Mac Direct Purchase Mortgage Loans - Page 4

(3)	Documents that are reasonably requested by the Credit Agent.

V.	AS SOON AS POSSIBLE FOLLOWING THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED LOAN:

Credit Agent must receive the following:

(1)	The remainder of the documents required to be shipped by Credit Agent to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide or to an Approved Custodian for the Investor, including the original release documents required by the Investor.

(2)	Documents that are reasonably requested by the Credit Agent.

VI.	AS SOON AS POSSIBLE FOLLOWING THE WAREHOUSING ADVANCE DATE, AND NO LATER THAN 1 BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE:

Credit Agent must receive the following:

(1)	Signed shipping instructions for the delivery of the Pledged Loan, including the following:

(a)	Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery (which must be a shipper utilized by Credit Agent), with Borrower’s billing account information for such shipper (or alternatively a pre-labeled envelope);

(b)	Name of project securing the Pledged Loan;

(c)	Date by which the Investor or the Approved Custodian must receive the Pledged Loan; and

(d)	Instructions for endorsement of the Governmental Note.

(2)	The following additional documents must be received:

(a)	For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Multifamily) (Freddie Mac Form 987M), specifying the Cash Collateral Account as the receiving account for loan purchase proceeds.

Exhibit B – Freddie Mac Direct Purchase Mortgage Loans - Page 5

(b)	Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996M).

(3)	The remainder of the documents required for shipping to the Freddie Mac, as specified by in the applicable seller/servicer guide.

Unless otherwise agreed in writing with the Borrower, Credit Agent exclusively will deliver the Governmental Note and other original documents relating to the Collateral required by this Exhibit evidencing the Pledged Loan, together with a bailee letter, to Freddie Mac or an Approved Custodian. Upon instruction by the Borrower, Credit Agent will complete the endorsement of the Governmental Note. The Credit Agent will deliver the Governmental Note and the other documents required for shipping along with a signed Warehouse Lender Release of Security Interest (Multifamily) (Freddie Mac Form 996M) to the Freddie Mac or Approved Custodian.

Cash proceeds of the sale of a Pledged Loan will be deposited into the Borrower’s Cash Collateral Account and applied to the related Warehousing Advance. As long as no Default or Event of Default exists, Credit Agent will return any excess proceeds from the sale of a Pledged Loan to the Borrower (by transfer to the Borrower’s Operating Account), unless otherwise instructed in writing by the Borrower.

Exhibit B – Freddie Mac Direct Purchase Mortgage Loans - Page 6

EXHIBIT C

ELIGIBLE LOANS AND OTHER ASSETS

Walker & Dunlop, LLC

Capitalized terms used in this Exhibit without further definition have the meanings set forth in the Mortgage Warehousing Credit and Security Agreement entered into as of September 4, 2012 (as amended and/or restated from time to time, and as any provision thereof may be waived, the “Credit Agreement”) among: (a) Walker & Dunlop, LLC, a Delaware limited liability company (the “Borrower”); (b) Bank of America, N.A. and each other financial institution party hereto from time to time as a Lender (each, a “Lender,” and, collectively, the “Lenders”); and (c) Bank of America, N.A., as agent for itself and the other Lenders (in such capacity, the “Agent”).

LIMITATIONS ON WAREHOUSING ADVANCES AGAINST MORTGAGE LOANS

Lenders’ obligations to make Warehousing Advances under the Agreement are subject to the following limitations (in addition to all other limitations, terms and conditions set forth in the Credit Agreement):

1. No Warehousing Advance will be made against any Mortgage Loan (other than an FHA Modified Mortgage Loan) that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Indebtedness) under another warehousing financing arrangement or a gestation agreement.

2. No Warehousing Advance will be made against any Mortgage Loan that Credit Agent believes may be based on untrue, incomplete or inaccurate or fraudulent information or may otherwise be subject to fraud.

3. No Warehousing Advance will be made against a Mortgage Loan if the Warehousing Advance will exceed either the Advance Rate applicable to that type of Eligible Loan at the time it is pledged, or the Warehousing Collateral Value of such Mortgage Loan.

4. No Warehousing Advance will be made against any Third Party Originated Loan.

5. No Warehousing Advance will be made against a Special Fannie Mae Mortgage Loan unless (a) no Person other than Lenders has an outstanding advance to Borrower against the related Master Credit Facility Agreement, and (b) the related Mortgage Note is in the possession of Credit Agent or a Person other than Borrower or an Affiliate of Borrower, subject to an appropriate bailee arrangement acceptable to Credit Agent, for the benefit of Credit Agent (as agent for Lenders).

6. No Warehousing Advance will be made against an FHA Construction Mortgage Loan unless (a) Credit Agent has at one time had or will obtain (as provided in Exhibit B-FHA/GNMA-WD)

Exhibit C Page 1

possession of the related Mortgage Note, and (b) the related Mortgage Note is in the possession of a Person other than the Borrower or an Affiliate of the Borrower, subject to an appropriate bailee arrangement acceptable to Credit Agent, for the benefit of Credit Agent (as agent for Lenders).

ELIGIBLE LOANS AND TERMS OF WAREHOUSING ADVANCES

Subject to compliance with the terms and limitations set forth below, and the terms, representations and warranties and the covenants in the Agreement (including applicable Exhibits), each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

1.	Fannie Mae DUS Mortgage Loan

(a) Definition: A permanent Mortgage Loan on a Property originated by Borrower under Fannie Mae’s Delegated Underwriting and Servicing Guide.

(b) Subordinate Mortgage Loan: Only Second Mortgage Loans permitted.

(c) Committed/Uncommitted: Purchase Commitment required.

(d) Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e) Warehouse Period: 60 days.

(f) Shipped Period: 60 days.

2.	Special Fannie Mae Mortgage Loan

(a) Definition: A permanent Mortgage Loan on one or more Properties originated by Borrower under a Master Credit Facility Agreement and evidenced by one or more Mortgage Notes in the possession of Credit Agent (or a bailee for the benefit of Credit Agent, as agent for Lenders) or Fannie Mae (under an applicable bailee or other arrangement recognizing Credit Agent’s first priority security interest therein, as agent for Lenders).

(b) Subordinate Mortgage Loan: Not permitted.

(c) Committed/Uncommitted: Purchase Commitment required.

(d) Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e) Warehouse Period: 60 days.

(f) Shipped Period: 60 days.

Exhibit C Page 2

3.	Other Fannie Mae Mortgage Loan

(a) Definition: A permanent Mortgage Loan originated by Borrower on a Property covered by a Purchase Commitment issued by Fannie Mae, other than (i) a Fannie Mae DUS Mortgage Loan or (ii) a Special Fannie Mae Mortgage Loan.

(b) Subordinate Mortgage Loan: Not permitted.

(c) Committed/Uncommitted: Purchase Commitment required.

(d) Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e) Warehouse Period: 60 days.

(f) Shipped Period: 60 days.

4.	FHA Permanent Mortgage Loan

(a) Definition: A permanent FHA fully-insured Mortgage Loan secured by a Mortgage on a Property.

(b) Subordinate Mortgage Loans: Only Second Mortgage Loans permitted.

(c) Committed/Uncommitted: Purchase Commitment required.

(d) Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or

(ii) the Committed Purchase Price.

(e) Warehouse Period: 60 days.

(f) Shipped Period: 60 days.

5.	FHA Construction Mortgage Loan

(a) Definition. An FHA fully-insured Mortgage Loan, secured by a Property, for the construction or substantial rehabilitation of a Property.

(b) Subordinate Mortgage Loans: Not permitted.

(c) Committed/Uncommitted: Purchase Commitment required.

(d) Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e) Warehouse Period: 60 days.

(f) Shipped Period: 60 days.

Exhibit C Page 3

6.	FHA Modified Mortgage Loan

(a) Definition: an existing, performing FHA Mortgage Loan, the terms of which have been modified to reduce the applicable interest rate and the monthly payments of principal and interest, pursuant to terms reviewed and approved by HUD under HUD’s Interest Rate Reduction program.

(b) Subordinate Mortgage Loans: Only Second Mortgage Loans permitted.

(c) Committed/Uncommitted: Purchase Commitment required.

(d) Advance Rate: 100% of the lesser of (i) the then outstanding Mortgage Note Amount plus the amount of prepayment premium necessary to pay the loan in full, or (ii) the Committed Purchase Price.

(e) Warehouse Period: 60 days.

(f) Shipped Period: 60 days.

7.	Freddie Mac Program Plus Loan

(a) Definition: Mortgage Loans secured by a Property, and sold to Freddie Mac pursuant to the Freddie Mac Program Plus Seller/Servicer program.

(b) Subordinate Mortgage Loans: Only Second Mortgage Loans Mortgage Loans permitted.

(c) Committed/Uncommitted: Purchase Commitment required.

(d) Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

(e) Warehouse Period: 60 days.

(f) Shipped Period: 60 days.

8.	Freddie Mac Direct Purchase Mortgage Loan

(a) Definition: Governmental Loans sold to Freddie Mac pursuant to the Freddie Mac TELP, together with the related Project Loan.

(b) Subordinate Mortgage Loans: Only Second Mortgage Loans or Third Mortgage Loans permitted, if permitted under the Freddie Mac TELP.

(c) Committed/Uncommitted: Purchase Commitment from Freddie Mac required.

Exhibit C Page 4

(d) Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount of the Governmental Note, or (ii) the Committed Purchase Price.

(e) Warehouse Period: 60 days.

(f) Shipped Period: 60 days.

Exhibit C Page 5